UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[   ] Soliciting Material under Rule 14a-12

ANAVEX LIFE SCIENCES CORP.
(Name of Registrant as Specified In Its Charter)

___________________________________________
(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

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ANAVEX LIFE SCIENCES CORP.
51 W 52nd Street, 7th Floor, New York, NY 10019

Dear Stockholder:

            You are invited to attend the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders of Anavex Life Sciences Corp. which will be held on Thursday, March 26, 2015, 10:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022.

            Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement. In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

            Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The proxy statement explains more about proxy voting, so please read it carefully.

            We look forward to your continued support.

Sincerely,

/s/ Christopher U. Missling, PhD.

Christopher U. Missling, PhD.
Chief Executive Officer

February ___, 2015

February ___, 2015
51 W 52nd Street, 7th Floor
New York, NY 10019

            It is important that your shares be represented at the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders regardless of the number of shares you hold. Whether or not you expect to attend the meeting in person, please complete, date, sign and return the accompanying proxy in the enclosed envelope to ensure the presence of a quorum at the meeting. Even if you have voted by proxy, and you attend the meeting, you may, if you prefer, revoke your proxy and vote your shares in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you will not be permitted to vote in person at the meeting unless you first obtain a legal proxy issued in your name from the record holder.

            This proxy statement is dated February ___, 2015 and is going to be first mailed to stockholders of Anavex Life Sciences Corp. on or about February ___, 2015. This proxy statement contains information on matters to be voted upon at the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders or any adjournments of that meeting.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in Lieu of Annual Meeting of Stockholders to Be Held on Thursday, March 26, 2015 at the office of K&L Gates LLP at 599 Lexington Avenue, New York, NY 10022

The proxy statement and 2014 annual report to stockholders are available at www.proxyvote.com.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE 2015 MEETING	1
PROPOSAL 1 - ELECTION OF DIRECTORS	6
General	6
Information Concerning Director Nominees	6
Corporate Governance	7
The Board and Board Committees	8
Stockholder Recommendations For Board Candidates	8
Stockholder Communications with the Board	9
Board Recommendation	9
INFORMATION CONCERNING EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS	10
EXECUTIVE AND DIRECTOR COMPENSATION	10
Summary Compensation Table	10
Outstanding Equity Awards at Fiscal Year-End	11
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12
PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	14
The Proposal	14
Vote Required for Approval	14
Board Recommendation	14
PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	15
The Proposal	15
Vote Required for Approval	15
Board Recommendation	15
PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
General	16
Audit and Non-Audit Fees	16
Vote Required for Approval	17
Board Recommendation	17
PROPOSAL 5 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 400,000,000 SHARES	18
Increase of Authorized Common Stock in General	18
Certain Disadvantages of the Increase	18
Principal Effects of the Increase	18
Procedure for Effecting the Increase	18
Anti-Takeover Effects	19
Potential Consequences if Stockholder Approval is Obtained	19
Required Vote	20
Recommendation of the Board	20
Amended Certificate of Incorporation	20
PROPOSAL 6 – AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE UP TO 10,000,000 SHARES OF BLANK-CHECK PREFERRED STOCK	21
Authorization of up to 10,000,000 Shares of Blank-Check Preferred Stock in General	21
Certain Disadvantages of the Authorization	21
Principal Effects of the Authorization	22
Procedure for Effecting the Authorization	22
Anti-Takeover Effects	22
Potential Consequences if Stockholder Approval is Obtained	23
Required Vote	23
Recommendation of the Board	23
Amended Certificate of Incorporation	23

i

______________________

ii

PROXY STATEMENT FOR THE
2015 MEETING OF STOCKHOLDERS
______________________

            Anavex Life Sciences Corp. (“we,” “us,” “our,” “Anavex,” or the “Company”) is providing these proxy materials in connection with the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders of Anavex Life Sciences Corp. (the “2015 Meeting”). This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the 2015 Meeting.

QUESTIONS AND ANSWERS ABOUT THE 2015 MEETING

Q:	When and where is the 2015 Meeting?

A:

The 2015 Meeting is being held at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, at 10:00 a.m., local time on Thursday, March 26, 2015. Driving directions to the 2015 Meeting may be obtained by contacting the Company at 866.505.2895.

Q:	Who is entitled to vote at the 2015 Meeting?

A:

Holders of Anavex Life Sciences Corp. common stock, par value $0.001 per share (“Common Stock”), at the close of business on January 26, 2015, the record date for the 2015 Meeting (the “Record Date”) established by our board of directors (the “Board”), are entitled to receive notice of the 2015 Meeting (the “Meeting Notice”), and to vote their shares at the 2015 Meeting and any related adjournments or postponements. The Meeting Notice, proxy statement and form of proxy are first expected to be made available to stockholders on or about February ___, 2015.

As of the close of business on the Record Date, there were 55,204,904 shares of our Common Stock outstanding and entitled to vote. Holders of our Common Stock are entitled to one vote per share at the 2015 Meeting. Holders of the Common Stock are collectively referred to herein as the Company’s “stockholders.” At the 2015 Meeting, there are a total of 55,204,904 possible votes with respect to the outstanding shares of capital stock entitled to vote at the Meeting.

Q:	Who can attend the 2015 Meeting?

A:	Admission to the 2015 Meeting is limited to:

•	stockholders as of the close of business on the Record Date, January 26, 2015;

•	holders of valid proxies for the 2015 Meeting; and

•	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date.

Q:	Can I vote my shares by filling out and returning the Meeting Notice?

A:	No. The Meeting Notice identifies the items to be voted on at the 2015 Meeting, but you cannot vote by marking the Meeting Notice and returning it.

Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:

If your shares are registered in your name as evidenced and recorded in the stock ledger maintained by the Company and our transfer agent, you are a stockholder of record. If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name.

If you are a stockholder of record and you have requested printed proxy materials, we have enclosed a proxy card for you to use. If you hold your shares in street name through one or more banks, brokers or other nominees, you will receive the Meeting Notice, together with voting instructions, from the third party or parties through which you hold your shares. If you requested printed proxy materials, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing the broker, bank or other nominee regarding how to vote your shares.

Q:	What are the quorum requirements for the 2015 Meeting?

A:

The presence in person or by proxy of at least one third (33.3%) of the issued and outstanding shares entitled to vote at the 2015 Meeting constitutes a quorum. Your shares will be counted as present at the 2015 Meeting for purposes of determining whether there is a quorum if a proxy card has been properly submitted by you or on your behalf, or you vote in person at the 2015 Meeting. Abstaining votes and broker non-votes are counted for purposes of establishing a quorum.

Q:	What matters will the stockholders vote on at the 2015 Meeting?

The stockholders will vote on the following proposals:

•

Proposal 1. Election of Directors. To elect four (4) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified.

•	Proposal 2. Advisory Vote on the Compensation Paid to our Named Executive Officers. An advisory vote on the compensation paid to our named executive officers.

•

Proposal 3. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. An advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers.

•	Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm.

•	Proposal 5. Approval of Authorized Stock Increase. To authorize the amendment of the Company’s Articles of Incorporation to increase its authorized Common Stock from 150,000,000 to 400,000,000 shares.

•

Proposal 6. Approval of Preferred Stock. To authorize the amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of preferred stock of the Company, par value $0.001.

Q:	What vote is required to approve these proposals?

A:	Provided a quorum is present, the following are the voting requirements for each proposal:

•

Proposal 1. Election of Directors. Each of the four (4) nominees who receives the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy shall be elected.

•

Proposal 2. Advisory Vote on the Compensation Paid to our Named Executive Officers. The compensation paid to our named executive officers will be considered approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•

Proposal 3. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. Upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years) such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers.

•

Proposal 4. Ratification of Independent Registered Public Accounting Firm. The Company’s independent registered public accounting firm, BDO USA, LLP, will be ratified upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

•

Proposal 5. Approval of Authorized Stock Increase. An amendment of the Company’s Articles of Incorporation to increase its authorized Common Stock from 150,000,000 to 400,000,000 shares will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment.

•

Proposal 6. Approval of Preferred Stock. An amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment.

Q:	What are the Board’s voting recommendations?

A:	Our Board recommends that you vote your shares:

•

“FOR” the four (4) directors nominated by our Board as directors, each to serve until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

•	“FOR” the approval of the proposal regarding the compensation paid to our named executive officers;

•	“EVERY THREE (3) YEARS” for the proposal regarding the frequency of future advisory votes on the compensation paid to our named executive officers;

•	“FOR” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm;

•	“FOR” the amendment of our Articles of Incorporation to increase the amount of our authorized Common Stock from 150,000,000 to 400,000,000 shares; and

•	“FOR” the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001.

Q:	How do I vote?

A:	You may vote by any of the following methods:

•

In Person. Stockholders of record and beneficial stockholders with shares held in street name may vote in person at the 2015 Meeting. If you hold shares in street name, you must obtain a proxy from the stockholder of record authorizing you to vote your shares and bring it to the meeting along with proof of beneficial ownership of your shares. A photo I.D. is required to vote in person.

•

By mail. If you elected to receive printed proxy materials by mail, you may vote by signing and returning the proxy card provided. Please allow sufficient time for mailing if you decide to vote by mail.

•	By internet or telephone. You may also vote over the internet at www.proxyvote.com or vote by telephone at 800.690.6903. Please see your proxy card for voting instructions.

Q:	How can I change or revoke my vote?

A:	You may change your vote as follows:

•

Stockholders of record. You may change or revoke your vote by submitting a written notice of revocation to Anavex Life Sciences Corp., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer, or by submitting another proxy card before the conclusion of the 2015 Meeting. For all methods of voting, the last vote cast will supersede all previous votes.

•	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other nominee.

Q:	What if I do not specify a choice for a matter when returning a proxy?

A:	Your proxy will be treated as follows:

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a “broker non-vote.”

Q:	Which ballot measures are considered “routine” or “non-routine”?

•

A: The election of directors (“Proposal 1”), the advisory vote on the compensation paid to our named executive officers (“Proposal 2”), the advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers (“Proposal 3”), the approval of the amendment of our Articles of Incorporation to increase the authorized Common Stock of the Company from 150,000,000 to 400,000,000 shares (“Proposal 5”), and the approval of the amendment of our Articles of Incorporation to authorize up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 (“Proposal 6”), are considered to be non-routine matters under applicable rules. The confirmation of BDO USA, LLP as the Company’s independent registered public accounting firm (“Proposal 4”) is considered a routine matter. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2, 3, 5 and 6.

Q:	Could other matters be decided at the 2015 Meeting?

A:	As of the date of the filing of this proxy statement, we were not aware of any matters to be raised at the 2015 Meeting other than those referred to in this proxy statement.

If other matters are properly presented at the 2015 Meeting for consideration, the proxy holders for the 2015 Meeting will have the discretion to vote on those matters for stockholders who have submitted a proxy card.

Q:	How are proxies solicited and what is the cost?

A:

We are making, and we will bear all expenses incurred in connection with the solicitation of proxies. Although we do not currently contemplate doing so, we may engage a proxy solicitation firm to assist us in soliciting proxies, and if we do so we will pay the fees of any such firm. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the Meeting Notice, we will request brokers, custodians, nominees and other record holders to forward their own notice and, upon request, to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our capital stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	What should I do if I have questions regarding the 2015 Meeting?

A:

If you have any questions about the 2015 Meeting, would like to obtain directions to be able to attend the 2015 Meeting and vote in person or would like additional copies of any of the documents referred to in this proxy statement, you should call our Investor Relations department at 866.505.2895.

PROPOSAL 1 - ELECTION OF DIRECTORS

General

            At the 2015 Meeting, a board of four (4) directors will be elected, each to hold office until the succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified (or, if earlier, such director’s removal or resignation from our Board). Information concerning all director nominees appears below. Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board. All of the Board’s nominees are incumbent directors of the Company.

Information Concerning Director Nominees

            Background information about the Board’s nominees for election, as well as information regarding additional experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve on the Board, is set forth below:

Christopher Missling, PhD. Christopher Missling, age 49, has over twenty (20) years of healthcare industry experience in big pharmaceutical, biotech industry and investment banking. Most recently, from March, 2007 until his appointment by our company, Mr. Missling served as the head of healthcare investment banking at Brimberg & Co. in New York, New York. Also, Mr. Missling served as the Chief Financial Officer of Curis, Inc. (NASDAQ:CRIS) and ImmunoGen, Inc. (NASDAQ:IMGN). Mr. Missling earned his MS and PhD from the University of Munich and an MBA from Northwestern University Kellogg School of Management and WHU Otto Beisheim School of Management. He has served as a director of the Company since July 5, 2013.

Athanasios Skarpelos. Athanasios (Tom) Skarpelos, age 47, is a self-employed investor with 17 years of experience working with private and public companies. For the past 10 years, he has been focused on biotechnology companies involved in drug discovery and drug development projects. Mr. Skarpelos was engaged as a consultant to our company for one year effective August 2, 2010. His experience has led to relationships with researchers at academic institutes in Europe and North America. Mr. Skarpelos is a founder of Anavex. He has served as a director of the Company since January 9, 2013.

Bernd Metzner, PhD. Bernd Metzner, age 44, is currently Chief Financial Officer of the Doehler Group, a global producer and provider of technology-based natural ingredients for the food and beverage industry with sales activities in more than 130 countries. Previously, he was Chief Administration Officer and member of the Board of Management of Bayer Schering Pharma AG, the pharmaceutical division of $100+ billion market cap company Bayer AG. In this position, Dr. Metzner had worldwide financial responsibility for the Bayer Pharma Group. During his almost 10-years with Bayer AG, Dr. Metzner also held several senior international management positions in the corporate finance organization of Bayer AG, including Chief Financial Officer of Bayer S.p.A. Italy and heading the coordination of the successful spin-off of Lanxess, a specialty chemicals group. Dr. Metzner started his career at the law firm Flick Gocke Schaumburg and has a degree in business administration from the University of Siegen. After obtaining his doctorate, he became a chartered accountant. He has served as a director of the Company since May 7, 2014.

Elliot Favus, MD. Elliot Favus, age 39, is Chief Executive Officer of Favus Institutional Research, a healthcare research firm serving institutional investors. He has been a healthcare equity research analyst on Wall Street since 2006, starting at Lazard Capital Markets and subsequently at Och-Ziff Capital Management Group. Prior to working on Wall Street, Dr. Favus was an Instructor in medicine at Mount Sinai School of Medicine in New York. He attended the University of Michigan (BA, 1996), the University of Chicago Pritzker School of Medicine (MD, 2001) and the NYU-Bellevue Hospital Internal Medicine Residency Program (2004). He is board-certified in Internal Medicine (2004) and has 10 years of basic science laboratory experience working on human genetics projects at Harvard Medical School, the University of Chicago and the University of Pittsburgh. He has served as a director of the Company since May 7, 2014.

Corporate Governance

            Director Independence. The Board makes an affirmative determination that those members of its Board that serve as independent directors do not have any relationships with the Company and its businesses that would impair their independence. In connection with these determinations, the Board reviews information regarding transactions, relationships and arrangements involving the Company and its businesses and each director that it deems relevant to independence.

            We deem that Christopher Missling, PhD is not independent as that term is defined by NASDAQ 5605(a)(2) because Mr. Missling serves as our President, Chief Executive Officer, Secretary, Treasurer and Chief Financial Officer. We have also determined that Athanasios Skarpelos is not independent as that term is defined by NASDAQ 5605(a)(2).

            We deem that Bernd Metzner and Elliot Favus are independent as that term is defined by NASDAQ 5605(a)(2).

            Director Nominations. Our Board does not have a standing Nominating Committee. As opposed to delegating such functions to a sub-group of the Board, it has been the Company’s preference to involve all of the Board members in the nomination process. All of the members of the Board consider and recommend candidates for election to the Board and nominees for committee memberships and committee chairs.

            Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills, experience relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. The Board seeks men and women from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. However, we do not have a formal policy concerning the diversity of the Board. All director candidates must have time available to devote to the activities of the Board. We also consider the independence of director candidates, including the appearance of any conflict in serving as a director. A director who does not meet all of these criteria may still be considered for nomination to the Board, if our independent directors believe that the candidate will make an exceptional contribution to us and our stockholders.

            Generally, when evaluating and recommending candidates for election to the Board, the Board will conduct candidate interviews, evaluate biographical information and background material and assess the skills and experience of candidates in the context of the then current needs of the Company. In identifying potential director candidates, the Board may also seek input from the executive officers and may also consider recommendations by employees, community leaders, business contacts, third-party search firms and any other sources deemed appropriate by such directors. The Board will also consider director candidates recommended by stockholders to stand for election at the annual meeting of stockholders so long as such recommendations are submitted in accordance with the procedures described below under “Stockholder Recommendations for Board Candidates.”

            Board Leadership Structure. Our Board does not have a policy on whether the offices of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the independent directors. Our Board believes that it should have the flexibility to make these determinations at any given time in the way that it believes best to provide appropriate leadership for the Company at that time. Our Board has reviewed our current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, and other relevant factors. Considering these factors, the Company determined to have the same individual, Christopher Missling, PhD., serve as Chief Executive Officer and Chairman of the Board. The Board does not have or appoint a lead independent director.

            Board Role in Risk Oversight. The Board administers its risk oversight function directly. The Board regularly discusses with management the Company’s major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks.

The Board and Board Committees

            The Board. The Board met four times for meetings during 2014. All of such meetings were special board meetings and telephonic calls held as needed. During 2014, each incumbent director attended 75% or more of the Board meetings for the periods during which each such director served. Directors are not required to attend annual meetings of our stockholders. We did not hold an annual meeting of stockholders in 2014.

            The Board currently has no standing committees. We believe that our Board is capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. The Board does not believe that it is necessary to have an audit committee at this time because management believes the functions of an audit committee can be adequately performed by the Board. Our Board believes that it is not necessary to have a standing compensation committee at this time because the functions of such committee are adequately performed by our Board. Our Board also is of the view that it is appropriate for us not to have a standing nominating committee because our Board has performed and is expected to perform adequately the functions of a nominating committee.

Stockholder Recommendations For Board Candidates

            The Board will consider qualified candidates for directors recommended and submitted by stockholders. Submissions that meet the then current criteria for board membership are forwarded to the Board for further review and consideration. The Board will consider a recommendation only if appropriate biographical information and background material are provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than five percent (5%) of our common stock for at least one (1) year as of the date that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Board, at our principal office, Attention: Christopher Missling, PhD., Chief Executive Officer.

            The Board will evaluate any such candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members, assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation is followed.

Stockholder Communications with the Board

            Stockholders may, at any time, communicate with any of our directors by mailing a written communication to Anavex Life Sciences Corp., Inc., 51 W 52nd Street, 7th Floor, New York, NY 10019, Attention: Christopher Missling, PhD., Chief Executive Officer. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder, provide evidence of the sender’s stock ownership and clearly state whether the intended recipients are all members of the Board or a particular director or directors. The Corporate Secretary will then forward such correspondence, without editing or alteration, to the Board or to the specified director(s) on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submissions will be reviewed and considered. The Board may also request the submitting stockholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

Board Recommendation

            The Board unanimously recommends a vote “FOR” each nominee.

            The four (4) nominees receiving the highest number of votes will be elected. This Proposal 1 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares, your shares will not be counted as votes cast on this Proposal 1.

INFORMATION CONCERNING EXECUTIVE OFFICERS
WHO ARE NOT DIRECTORS

            We do not have any executive officers who are not nominees for election as directors.

EXECUTIVE AND DIRECTOR COMPENSATION

            Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.

Summary Compensation Table

Summary Compensation

            The particulars of compensation paid to the following persons for the last two completed fiscal years:

a)	our principal executive officers;

b)

each of our two most highly compensated executive officers who were serving as executive officers at the end of the fiscal year ended September 30, 2014 who had total compensation exceeding $100,000; and

c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year, who we will collectively refer to as the named executive officers, for our fiscal years ended September 30, 2014 and 2013, are set out in the following summary compensation table:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Annual Compen- sation ($)	Total ($)
Christopher Missling, PhD(1) President, Chief Executive Officer, Chief Financial Officer and Director	2014 2013	240,000 60,000	400,000(2) Nil	Nil 1,600,000(3)	16,888 1,002,500	Nil Nil	656,888 2,662,500

(1)	Christopher Missling was appointed as director, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer on July 5, 2013.

(2)	The bonus was a result of the successful financing in March, 2014.

(3)

Mr. Missling was granted 4,000,000 shares of restricted common stock that vest upon the occurrence of certain financial and clinical milestones. The value of stock awards issued to Christopher Missling is presented at the quoted market price of these shares on the date of issuance in accordance with FASB ASC Topic 718 for the awards that were expected to vest at the date of issuance.

Consulting Agreements

Christopher Missling

In connection with Mr. Missling’s appointment as Chief Executive Officer, the Company and Mr. Missling entered into an employment agreement commencing on July 5, 2013 and ending on July 5, 2016, whereby: (a) the Company shall pay to Mr. Missling an initial monthly base salary of $20,000 with Mr. Missling being eligible for bonuses and salary increases; (b) Mr. Missling received a sign-on stock option grant; (c) Mr. Missling shall receive a restricted stock grant subject to certain vesting milestones; (d) Mr. Missling shall be able to participate in the Company’s employee benefit plans; and (e) the Company agreed to indemnify Mr. Missling in connection with his provision of services to the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of September 30, 2014.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
Christopher Missling	2,000,000 Nil	Nil 500,000	Nil Nil	0.40 0.33	July 5, 2023 May 8, 2024	3,000,000	540,000	Nil	Nil

Athanasios Skarpelos	Nil	Nil	Nil	N/A	N/A	Nil	N/A	Nil	N/A

Bernd Metzner	Nil	150,000	Nil	0.30	N/A	Nil	N/A	Nil	N/A

Elliot Favus	Nil	150,000	Nil	0.30	N/A	Nil	N/A	Nil	N/A

We have not adopted any other equity compensation plan other than our 2007 Stock Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended September 30, 2014, all filing requirements applicable to our officers, directors and greater than 10% percent beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 15, 2014, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and our named executive officers and by our current directors and executive officers as a group. We have determined the number and percentage of shares beneficially owned by such person in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. This information does not necessarily indicate beneficial ownership for any other purpose.

	Name and address of	Amount and nature of		Percent of
Title of class	beneficial owner	beneficial ownership		class (1)

Common Stock	Athanasios Skarpelos (Director) 2, Place du Port Geneva, Switzerland CH 1204	5,225,832	Direct	9.4%

Common Stock	Christopher Missling (Officer/Director) 51 W 52nd Street, 7th floor New York, NY 10019	3,000,000(2)		5.2%

Common Stock	Bernd Metzner (Director) 51 W 52nd Street, 7th Floor New York, NY 10019	Nil		Nil

Common Stock	Elliot Favus (Director) 51 W 52nd Street,	Nil		Nil

7th Floor New York, NY 10019

Common Stock	Directors & Executive Officers as a group (4 persons)	8,225,832	14.3%

(1)

Percentage of ownership is based on 54,684,905 shares of our common stock issued and outstanding as of December 15, 2014. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)

Includes 2,000,000 stock options that have vested and 1,000,000 shares of restricted common stock that have vested pursuant to the achievement of certain objectives. Does not include 3,000,000 shares of restricted common stock that vest pursuant to the achievement of certain objectives.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Proposal

            We are providing our stockholders with the opportunity to express their views on our named executive officers’ compensation by casting their vote on this Proposal 2. This non-binding, advisory vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers as described in this proxy statement.

            Our executive compensation program, which is described in detail in the “Executive and Director Compensation” section beginning on page ___, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders.

            Although the vote on this Proposal 2 regarding the compensation of our named executive officers is not binding, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

            If this proposal is approved, our stockholders will be approving the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders, is hereby approved.

Vote Required for Approval

            The compensation paid to our named executive officers will be considered approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy. This Proposal 2 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 2.

Board Recommendation

            The Board unanimously recommends a vote “FOR” this Proposal 2.

PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Proposal

            As described in Proposal 2 above, our stockholders are being provided the opportunity to cast a non-binding, advisory vote on the compensation paid to the Company’s named executive officers.

            This Proposal 3 provides stockholders with an opportunity to cast a non-binding, advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers. Under this Proposal 3, stockholders may vote in favor of holding this advisory vote every year, every two (2) years or every three (3) years beginning with the 2016 annual meeting of stockholders or the stockholders may choose to abstain.

            After careful consideration, our Board recommends that the advisory vote by our stockholders on executive compensation be held every three (3) years.

            In formulating its recommendation, our Board believes that giving our stockholders the right to cast an advisory vote on the compensation of our named executive officers every three (3) years will be a good corporate governance practice and is in the best interests of our stockholders, allowing our stockholders to provide us with direct input on our executive compensation philosophy, policies and practices. In addition, we believe that a triennial advisory vote reflects the appropriate time frame to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders, to develop and implement any adjustments to our executive compensation programs, and for stockholders to see and evaluate the Board’s actions in context.

            Although non-binding, our Board will carefully review the voting results. Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs and policies.

Vote Required for Approval

            Upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy in favor of a particular frequency alternative (whether every year, every two (2) years or every three (3) years), such frequency will be considered to be the recommendation of the stockholders on the advisory vote regarding the frequency of future advisory votes on the compensation paid to our named executive officers. This Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 3.

Board Recommendation

            The Board unanimously recommends a vote of “EVERY THREE (3) YEARS” for this Proposal 3.

PROPOSAL 4 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Our stockholders are being provided the opportunity to ratify the Board’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending September 30, 2015.

General

            Our Board has appointed BDO USA, LLP to examine our financial statements for 2015. The selection of BDO USA, LLP as the independent registered public accounting firm for 2015 is being presented to our stockholders for ratification at the 2015 Meeting. Representatives of BDO USA, LLP are not expected to be present at the 2015 Meeting.

            During the fiscal year ended September 30, 2014 and 2013, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended September 30, 2014 and 2013 there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

            The following table sets forth the aggregate fees billed or expected to be billed to our company for professional services rendered by our independent registered public accounting firm, for the fiscal years ended September 30, 2014 and 2013:

	2014	2013

Audit Fees	$86,000	$50,000

Audit-Related Fees	$29,125	Nil

Tax Fees	Nil	Nil

All Other Fees	Nil	Nil

Total Fees	$115,125	$50,000

Audit Fees. Consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with regular filings with the Securities and Exchange Commission and other services that are normally provided by our independent registered public accounting firm for the fiscal years ended September 30, 2014 and 2013, in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for professional services rendered in connection with the Company’s Registration Statement filings on Form S-1.

Tax Fees. Consist of fees billed for the preparation of corporate tax returns

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Registered Public Accounting Firm

            Our Board pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by our Board before the respective services were rendered.

            Our Board has considered the nature and amount of fees billed or expected to be billed by BDO USA, LLP and believes that the provision of services for activities unrelated to the audit was compatible with maintaining BDO USA, LLP’s independence.

Vote Required for Approval

            The foregoing Proposal 4 will be approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present in person or represented by proxy.

Board Recommendation

            The Board unanimously recommends a vote “FOR” the ratification of BDO USA, LLP as its independent registered public accounting firm for fiscal year 2015.

PROPOSAL 5 – AMENDMENT OF THE COMPANY’S ARTICLES
OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF
COMMON STOCK FROM 150,000,000 TO 400,000,000 SHARES

Increase of Authorized Common Stock in General

            As of the Record Date, we had a total of 150,000,000 authorized shares of Common Stock. We believe that increasing the number of shares of authorized Common Stock will enable the Company to continue to satisfy its contractual obligations with respect to certain convertible securities and instruments, including secured convertible debentures, and financing documents previously issued by the Company on behalf of certain private placement investors (such securities, instruments and financing documents, the “Financing Documents”). In part, the Financing Documents provide that the Company must at all times keep reserved a sufficient amount of shares of Common Stock to satisfy the ultimate amount of conversions into Common Stock that can be made pursuant to the Financing Documents. The Financing Documents state, in part, that in the event the Company does not have a sufficient number of authorized shares of Common Stock available to satisfy its obligation to reserve for issuance and create the applicable share reserve, the outstanding principal amount of under the debentures, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the holder’s election, immediately due and payable in cash. The Board deems it necessary and imperative that the stockholders approve Proposal 5 in order to avoid a situation in which the Company would have no available authorized but unissued Common Stock necessary to satisfy its contractual obligations under the Financing Documents, which could result in the Company’s default under the Financing Documents. Defaulting under the Financing Documents would result in amounts owed under the Financing Documents becoming immediately due and payable in each.

            Our Board has adopted a resolution seeking authorization of our stockholders to amend our Articles of Incorporation (the “Charter”) to increase our number of authorized shares of Common Stock from 150,000,000 to 400,000,000 shares (the “Increase”). To effect the Increase as proposed, we will file an amendment to our Charter, as set forth in Exhibit A, with the Secretary of State of Nevada which will provide that our authorized Common Stock will be 400,000,000 shares. We may subsequently abandon the proposed Increase if our Board deems it advisable.

Certain Disadvantages of the Increase

            If the authorized number of shares of Common Stock increases from 150,000,000 to 400,000,000 shares as proposed by this Proposal 5, the Company will be able to issue more shares of Common Stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our Common Stock.

Principal Effects of the Increase

            If our stockholders approve this Proposal 5 authorizing the Increase, the Increase would effectively enable the Company to satisfy its obligations under the Financing Documents and avoid defaulting under such documents. The Increase will affect all of our holders of Common Stock uniformly and will not affect any stockholder's percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “‘34 Act”), as amended.

Procedure for Effecting the Increase

            In order to effect the Increase, we will file an amendment to our Charter with the Secretary of State of Nevada to amend our existing Charter. The Increase will become effective at the time specified in the amendment. The text of the amendment to effect the Increase will be in substantially the form attached hereto as Exhibit A; provided, however, that the form of amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada and as the Board deems necessary and advisable to effect the Increase. As soon as practicable our stockholders will be notified that the Increase has been effected.

Anti-Takeover Effects

            Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our Board to effect the increase of our authorized shares of Common Stock, one of the effects of having increased additional shares of our authorized Common Stock available for issuance may be to enable the Board to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of Common Stock by us or other transactions in which the number of our outstanding shares of Common Stock would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized Common Stock may make it more difficult for, prevent or deter a third-party from acquiring control of the Company or changing our Board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

            The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or obtain control of the Company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

            In addition to the Increase, provisions of our governing documents and applicable provisions of Nevada law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of the Company or changing our Board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the Company’s control or in our management.

            No Cumulative Voting. The Charter and By-laws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

            This Proposal would allow the Company to maintain sufficient shares of Common Stock to satisfy potential conversions and obligations under the Financing Documents which would allow the Company to avoid defaulting under such documents and avoid the negative ramifications thereof. The potential future issuances and sales of shares of our Common Stock would likely have a dilutive effect on a stockholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our Common Stock.

Required Vote

            The amendment to the Charter to effect an increase in its authorized Common Stock from 150,000,000 to 400,000,000 shares will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment. The proposal to amend the Charter is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 5.

Recommendation of the Board

            The Board unanimously recommends a vote “FOR” approval of this Proposal 5.

Amended Certificate of Incorporation

            The proposed changes to the Charter, pursuant to the above Proposal 5, are set forth as attached hereto as Exhibit A.

PROPOSAL 6 – AMENDMENT OF THE COMPANY’S ARTICLES
OF INCORPORATION TO AUTHORIZE UP TO 10,000,000 SHARES OF BLANK-CHECK
PREFERRED STOCK

Authorization of up to 10,000,000 Shares of Blank-Check Preferred Stock in General

            As of the Record Date, we had a total of 0 authorized shares of preferred stock. The primary purpose of the authorization of up to 10,000,000 shares of blank-check preferred stock in the Charter is for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes.

            The effect of the adoption of Proposal 2 would be to grant the Board the authority to issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s shareholders, unless otherwise required by law or by the rules and policies of the OTCQB or any other quotation system or exchange upon which the shares of Common Stock of the Company are listed and trade. With regard to such proposed blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

            The Board has made no decisions or commitments with respect to the use of the requested shares of blank check preferred stock, and it has no plans to commence an offering of any of the Company’s shares related thereto at this time. The Board believes, however, that approval of Proposal 6 will provide the flexibility to take advantage of opportunities as they arise.

            Our Board has adopted a resolution seeking authorization of our stockholders to amend our Charter to authorize up to 10,000,000 shares of blank-check preferred stock (the “Authorization”). To effect the Authorization as proposed, we will file an amendment to our Charter, as set forth in Exhibit B, with the Secretary of State of Nevada which will provide that our authorized shares of preferred stock will be 10,000,000 shares and the Board shall have the ability issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by the Company’s shareholders. We may subsequently abandon the proposed Increase if our Board deems it advisable.

Certain Disadvantages of the Authorization

            If Proposal 6 is approved, the availability of undesignated blank-check preferred stock may have certain negative effects on the rights of holders of the Common Stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. With regard to any proposed new class of blank-check preferred stock, the Board’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to, (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights for each class or series. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, we will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of Common Stock receiving less in the event of a liquidation, dissolution or other winding up of our company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

            Shares of preferred stock that are issued by the Company and subsequently redeemed or converted into another security of the Company would be available to be reissued by the Company and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Authorization

            If our stockholders approve this Proposal 6 authorizing the Authorization, the Authorization would effectively enable the Company to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our Company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934 (the “‘34 Act”), as amended.

Procedure for Effecting the Authorization

           In order to effect the Authorization, we will file an amendment to our Charter with the Secretary of State of Nevada to amend our existing Charter. The Authorization will become effective at the time specified in the amendment. The text of the amendment to effect the Authorization will be in substantially the form attached hereto as Exhibit B; provided, however, that the form of amendment attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of Nevada and as the Board deems necessary and advisable to effect the Authorization. As soon as practicable our stockholders will be notified that the Authorization has been effected.

Anti-Takeover Effects

            Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The blank-check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by shareholders. Please note that the creation of the blank-check preferred stock has not been proposed by the Board for an anti-takeover related purpose and the Board has no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of our voting stock.

            No Cumulative Voting. The Charter and By-laws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the Company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the Board or for another party to obtain control of the Company by replacing our Board.

Potential Consequences if Stockholder Approval is Obtained

            This Proposal would enable the Company to utilize the issuance of blank-check preferred stock shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank-check preferred stock may have certain negative effects on the rights of the holders of our Common Stock. The actual effect of the issuance of any shares of blank-check preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such blank-check preferred stock.

Required Vote

            The amendment to the Charter to effect an amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of blank-check preferred stock of the Company, par value $0.001 will be approved if stockholders holding at least a majority of the voting power have voted in favor of the amendment. The proposal to amend the Charter is a “non-discretionary” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 6.

Recommendation of the Board

            The Board unanimously recommends a vote “FOR” approval of this Proposal 6.

Amended Certificate of Incorporation

            The proposed changes to the Charter, pursuant to the above Proposal 6, are set forth as attached hereto as Exhibit B.

FUTURE STOCKHOLDER PROPOSALS

            To have a proposal intended to be presented at our 2016 annual meeting of stockholders be considered for inclusion in the proxy statement and form of proxy relating to that meeting, a stockholder must deliver written notice of such proposal in writing to the Corporate Secretary at our corporate headquarters no later than October 12, 2015 (unless the date of the 2016 annual meeting of Stockholders is not within thirty (30) days of March 26, 2016, in which case the proposal must be received no later than a reasonable period of time before we begin to print and send our proxy materials for our 2016 annual meeting). Such proposal must also comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the proxy statement. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

NO DISSENTERS’ RIGHTS

            Under the Nevada Revised Statutes, our holders of Common Stock are not entitled to dissenters' rights with respect to any of the Proposals, and we will not independently provide such holders with any such right.

TRANSACTIONS WITH RELATED PERSONS

            There have been no transactions since October 1, 2013, and there currently are no proposed transactions, in which we were or are to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest.

i.	any director or executive officer of our company;

ii.	any beneficial owner of shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock; and

iii.	any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

CODE OF ETHICS AND CONDUCT

            Our Board adopted a code of business ethics and conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees. The Code of Ethics is available in print to any stockholder that requests a copy. Copies may be obtained by contacting Investor Relations at our corporate headquarters. Our Code of Ethics is also available on our website at www.anavex.com. We intend to make any disclosures regarding amendments to, or waivers from, the Code of Business Conduct required under Form 8-K by posting such information on our website.

OTHER MATTERS

            We know of no other matters to be submitted to the stockholders at the 2015 Meeting. If any other matters properly come before the stockholders at the meeting, the persons named in the enclosed form of proxy will vote the shares they represent in their discretion.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

            The rules of the SEC allow the Company to “incorporate by reference” into this proxy statement certain information that we have filed with the SEC. This means that we can disclose important information to our stockholders by referring the stockholders to another document. The information incorporated by reference into this proxy statement is an important part of this proxy statement and is considered to be part of this proxy statement from the date we file that information with the SEC. Any reports filed by us with the SEC after the date of this proxy statement will automatically update and, where applicable, supersede any information contained in this proxy statement or incorporated by reference into this proxy statement.

            Items 5, 6, 7, 7A, 8 and 9 of the Company’s Annual Report for the year ended September 30, 2014 filed by the Company with the SEC and the Company’s Current Reports on Form 8-K filed with the SEC since September 30, 2014 are incorporated by reference into this proxy statement.

            A copy of any of the documents referred to above will be furnished, without charge, by writing to Anavex Life Sciences Corp., Inc., Attention: Investor Relations, 51 W 52nd Street, 7th Floor, New York, NY 10019. The documents referred to above are also available from the EDGAR filings that can be obtained through the SEC’s website at http://www.sec.gov or our website at www.anavex.com.

FORM 10-K ANNUAL REPORT TO STOCKHOLDERS

            On December 29, 2014, the Company filed with the SEC its Annual Report on Form 10-K for the fiscal year ended September 30, 2014. We have enclosed the Annual Report with this proxy statement. The Annual Report includes our audited financial statements for the fiscal year ended September 30, 2014, along with other financial information and management discussion which we urge you to read carefully.

            You can also obtain, free of charge, a copy of our Annual Report by:

•	writing to:

Anavex Life Sciences Crop.
51 W 52nd Street, 7th Floor, New York, NY 10019
Attention: Christopher U. Missling, PhD., Chief Executive Officer

•	telephoning us at: 866.505.2895

            You can obtain a copy of our Annual Report and other periodic filings that we make with the SEC at www.anavex.com or from the SEC’s EDGAR database at http://www.sec.gov.

2015 MEETING PROXY MATERIALS RESULTS

            Copies of this proxy statement and proxy materials ancillary hereto may be found on our website at www.anavex.com and at www.proxyvote.com. We intend to publish final results from the 2015 Meeting in a Current Report on Form 8-K, which will be filed with the SEC within four (4) business days from the 2015 Meeting, or as amended thereafter. You may obtain a copy of this and other reports free of charge at or the SEC at (800) 732-0330 or http://www.sec.gov.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

            Only one Proxy Statement is being delivered to two (2) or more stockholders who share an address, unless the Company has received contrary instruction from one (1) or more of such stockholders. The Company will promptly deliver, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the proxy statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company by writing to us at 51 W 52nd Street, 7th Floor, New York, NY 10019 Attention: Christopher Missling, PhD or telephoning us at 866.505.2895.

ANAVEX LIFE SCIENCES CORP.
PROXY FOR THE 2015 SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 26, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ANAVEX LIFE SCIENCES CORP., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of 2015 Special Meeting in Lieu of Annual Meeting of Stockholders and Proxy Statement dated February _, 2015, and hereby appoints Christopher U. Missling, PhD, with full power of substitution, as attorney-in-fact and proxy for, and in the name and place of, the undersigned, and hereby authorizes him to represent and to vote all of the shares which the undersigned is entitled to vote at the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders of the Company to be held on March 26, 2015, at 10:00 am, local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, NY 10022, and at any adjournments thereof, upon the matters as set forth in the Notice of the 2015 Special Meeting in Lieu of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2015 SPECIAL MEETING IN LIEU OF ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 4, 5, AND 6, AND “FOR EVERY THREE (3) YEARS” FOR PROPOSAL 3. AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 4, 5 AND 6, AND “FOR EVERY THREE (3) YEARS” FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.

1.      Proposal 1. Election of Directors. To elect four (4) members of our Board, each to hold office until the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified

FOR ALL	WITHHOLD	FOR ALL EXCEPT
THE DIRECTOR-	AUTHORITY FOR ALL	(See instructions below)
NOMINEES	DIRECTORS
DIRECTOR-
NOMINEES:
[ ]	[ ]	[ ]	[ ]	Christopher U. Missling PhD
			[ ]	Athanasios Skarpelos
			[ ]	Bernd Metzner PhD
			[ ]	Elliot Favus MD

INSTRUCTION: To withhold authority to vote for any individual director-nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold, as shown here: [ ]

2.      Proposal 2. Advisory Vote on the Compensation Paid to our Named Executive Officers. An advisory vote on the compensation paid to our named executive officers

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.      Proposal 3. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. An advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers

[ ] FOR EVERY YEAR [ ] FOR EVERY 2 YEARS [ ] FOR EVERY 3 YEARS [ ] ABSTAIN

4.      Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

5.      Proposal 5. Approval of Authorized Stock Increase. To authorize the amendment of the Company’s Articles of Incorporation to increase its authorized Common Stock from 150,000,000 to 400,000,000 shares

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

6.      Proposal 6. Approval of Preferred Stock. To authorize the amendment of the Company’s Articles of Incorporation for the purpose of authorizing up to 10,000,000 shares of preferred stock of the Company, par value $0.001

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Please check here if you plan to attend the meeting. [  ]

Date:

(Signature of Stockholder)

(Print Name)

(Signature of Stockholder)

(Print Name)

Type of Stock : _____________________

Number of Shares: _____________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

[ ]

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.